Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosure [Abstract]
Award Timing MNPI Disclosure
Policies and Practices Related to the Grant of Certain Equity Awards

We have not adopted a formal policy governing the timing of equity awards, including stock options, in relation to the disclosure of material non-public information. The compensation committee does not grant equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates.

Award Timing MNPI Considered [Flag]	true
Award Timing, How MNPI Considered [Text Block]	The compensation committee does not grant equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates.